Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Hut 8 Corp. (the “Company”) for the fiscal period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jaime Leverton, as Chief Executive Officer of the Company, and Shenif Visram, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 19, 2023

By:	/s/ Jaime Leverton
Name:	Jaime Leverton
Title:	Chief Executive Officer

By:	/s/ Shenif Visram
Name:	Shenif Visram
Title:	Chief Financial Officer